UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2021

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers.

On December 31, 2020, City Holding Company (the “Company”) executive officer, Craig G. Stilwell, retired from his position with the Company and its bank subsidiary, City National Bank of West Virginia (the “Bank”), as Executive Vice President of Retail Banking. Mr. Stilwell has served in this position since February 2005.

(c) Appointment of Certain Officers.

Concurrently with Mr. Stilwell’s retirement, on January 1, 2021, Michael T. (Tim) Quinlan, Jr. (age 52), Senior Vice President of Branch Banking for the Company and the Bank, began performing similar functions which were delegated to Mr. Stilwell. Mr. Quinlan now has leadership responsibilities relating to the branches and regional managers and the collections, security, fraud and facilities departments. Mr. Quinlan has served as the Senior Vice President of Branch Banking for both the Company and the Bank since he was first hired in 2001.

Mr. Quinlan is not related to any executive officer or director of the Company. There have been no transactions since January 1, 2020, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Quinlan had, or will have, a direct or indirect material interest that is required to be disclosed pursuant to Section 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Quinlan will receive a base salary consistent with the Company’s current executive compensation practices and continue to receive benefits materially similar to those disclosed in the Company’s Definitive Proxy Statement, filed with the SEC on March 16, 2020.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: January 15, 2021	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Executive Vice President & Chief Financial Officer